                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
Weight Watchers International, Incorporated


In our opinion, the accompanying consolidated balance sheet and the related consolidated statement of operations, changes in stockholders' equity and of cash flows present fairly, in all material respects, the financial position of Weighco Enterprises, Incorporated and Subsidiaries (the "Company") at December 30, 2000, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

On December 11, 2000, the Company entered into an Asset Purchase Agreement with Weight Watchers International, Incorporated ("WWI"), under which WWI was to acquire substantially all of the assets of the Company. The acquisition was completed on January 16, 2001 and is more fully described in Note 15 to the consolidated financial statements.




Pricewaterhousecoopers, LLP
March 3, 2001
Charlotte, NC

WEIGHCO ENTERPRISES, INCORPORATED AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
DECEMBER 30, 2000


                                     ASSETS
Current assets:
    Cash                                                               $  6,172,489
    Accounts receivable                                                      25,226
    Inventories                                                           2,139,007
    Prepaid member materials                                                476,619
    Prepaid consulting and other expenses                                   492,996
                                                                       ------------
             Total current assets                                         9,306,337
                                                                       ------------

Property and equipment, net                                               1,553,703
                                                                       ------------

Other assets:
    Cash surrender value - life insurance                                   511,319
    Intangible assets, net                                               35,647,444
    Other non-current assets                                                196,254
                                                                       ------------
             Total other assets                                          36,355,017
                                                                       ------------
             Total assets                                              $ 47,215,057
                                                                       ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Notes payable - current portion                                    $  4,080,000
    Accounts payable                                                      2,156,604
    Accrued expenses                                                      6,456,142
    Interest payable                                                        345,434
    Deferred income                                                       2,694,820
    Deferred compensation                                                 1,000,000
                                                                       ------------
             Total current liabilities                                   16,733,000
                                                                       ------------

Long-term liabilities:
    Notes payable - net of current portion                               21,203,345
                                                                       ------------

Stockholders' equity:
    Common stock - $.331/3 par value, 30,000 shares authorized;
      shares issued and 16,783 outstanding                                    5,593
    Additional paid-in capital                                            3,107,941
    Treasury stock - at cost, 2,189 shares                                   (2,189)
    Retained earnings                                                     6,167,367
                                                                       ------------
             Total stockholders' equity                                   9,278,712
                                                                       ------------
             Total liabilities and stockholders' equity                $ 47,215,057
                                                                       ============

The accompanying notes are an integral part of these consolidated financial statements.

WEIGHCO ENTERPRISES, INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 30, 2000

REVENUES:
  Meeting income                                         $ 51,661,934
  Product sales                                             8,027,742
                                                         ------------
        Total revenue                                      59,689,676
                                                         ------------

COST OF REVENUE:
  Meeting and facility expenses                            20,579,961
  Cost of products sold                                     3,889,031
  Franchise royalty fees                                    5,959,779
                                                         ------------
        Total cost of revenue                              30,428,771
                                                         ------------

        Gross profit                                       29,260,905

OPERATING EXPENSES:
  General and administrative expenses                       5,934,717
  Marketing expense                                         4,114,108
  Management and incentive compensation (Note 13)           3,786,749
  Amortization expense                                      3,307,040
  Acquisition related expenses (Note 15)                    8,929,493
                                                         ------------
        Income from operations                              3,188,798
                                                         ------------

Other income (expense):
  Interest income                                             238,858
  Interest expense                                         (2,430,107)
  Loss on sale of franchise                                  (226,945)
  Other                                                       (24,154)
                                                         ------------
        Total other expense                                (2,442,348)
                                                         ------------
        Net income                                       $    746,450
                                                         ============

The accompanying notes are an integral part of these consolidated financial statements.

WEIGHCO ENTERPRISES, INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
YEAR ENDED DECEMBER 30, 2000


                                                                      ADDITIONAL                                         TOTAL
                                            COMMON        COMMON       PAID-IN       TREASURY         RETAINED        STOCKHOLDERS'
                                            SHARES         STOCK       CAPITAL         STOCK          EARNINGS           EQUITY
BALANCES, DECEMBER 25, 1999                 16,400        $5,466      $2,954,534     $(2,189)        $7,485,343       $10,443,154

Shares issued                                  383           127         153,407            -                 -           153,534
Net income                                       -             -               -            -           746,450           746,450
Stockholder distributions                        -             -               -            -       (2,064,426)       (2,064,426)
                                            ------        ------      ----------     -------         ----------       -----------

BALANCES, DECEMBER 30, 2000                 16,783        $5,593      $3,107,941     $(2,189)        $6,167,367        $9,278,712
                                            ======        ======      ==========     =======         ==========        ==========

The accompanying notes are an integral part of these consolidated financial statements.

WEIGHCO ENTERPRISES, INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 30, 2000

OPERATING ACTIVITIES:
    Net income                                                  $    746,450
    Adjustments to reconcile net income to cash provided
      by operating activities:
        Depreciation and amortization                              6,847,022
        Loss from sale of franchise                                  226,945
        Changes in:
           Accounts receivable                                         6,313
           Prepaid member materials and expenses                    (249,376)
           Inventories                                              (695,099)
           Other non-current assets                                 (168,986)
           Accounts payable and accrued expenses                   4,175,075
           Deferred compensation and revenue                       1,435,243
                                                                ------------
             Net cash provided by operating activities            12,323,587
                                                                ------------

INVESTING ACTIVITIES:
    Acquisition of franchises                                     (7,262,815)
    Purchase of property and equipment                              (793,316)
    Proceeds from sale of franchise                                  365,000
                                                                ------------
             Net cash used by investing activities                (7,691,131)
                                                                ------------

FINANCING ACTIVITIES:
    Stockholder distributions                                     (2,064,426)
    Repayment of borrowings and line of credit                    (6,026,914)
    Proceeds from borrowings and line of credit                    3,976,462
    Proceeds from common shares issued                               153,534
                                                                ------------
             Net cash used by financing activities                (3,961,344)
                                                                ------------

             Net increase in cash                                    671,112

Cash, beginning of year                                            5,501,377
                                                                ------------
Cash, end of year                                               $  6,172,489
                                                                ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
    Cash paid for interest                                      $  2,227,423
                                                                ============
    Cash paid for franchise taxes                               $    120,039
                                                                ============

The accompanying notes are an integral part of these consolidated financial statements.

WEIGHCO ENTERPRISES, INCORPORATED AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 30, 2000

1.      NATURE OF BUSINESS

        Weighco Enterprises, Incorporated (the "Company") was incorporated on January 26, 1988 and was organized under the laws of the State of Delaware. Weighco Enterprises, Incorporated, prior to April 28, 2000 was previously known as Weighco of Florida, Incorporated. The Company operates and conducts meetings as a Weight Watchers International ("WWI") franchise in the states of Florida, Georgia, Alabama, Texas, Oklahoma, North and South Carolina, Washington and Alaska.

        On December 11, 2000, the Company entered into an Asset Purchase Agreement with Weight Watchers International, Incorporated ("WWI"), under which WWI was to acquire substantially all of the assets of the Company. The acquisition was completed on January 16, 2001 and is further described in Note 15.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

        BASIS OF CONSOLIDATION

        The consolidated financial statements include the accounts of Weighco Enterprises, Incorporated and its wholly-owned subsidiaries, Weighco of Southwest, Inc. and Weight Watchers Northwest, Inc., after elimination of all material intercompany accounts and transactions.

        CASH EQUIVALENTS

        The Company considers short-term, highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company invests excess cash reserves daily in Repurchase Agreements and Government Securities.

        PREPAID MEMBER MATERIALS

        Prepaid member materials consists of promotional and educational material provided to program participants.

        INVENTORIES

        Inventories, consisting principally of cookbooks, points managers, mugs and other resale items, are stated at the lower of cost, as determined on an average cost basis, or market.

        PROPERTY AND EQUIPMENT

        Property and equipment are recorded at cost and depreciated on the straight-line method over the estimated useful lives of the assets. When assets are retired or otherwise disposed of, the cost and related depreciation are removed from the accounts and any related gains or losses are included in income.

        INTANGIBLES

        Goodwill, franchise costs and other intangibles arising from acquisitions are amortized on a straight-line basis over the estimated useful lives of the assets.

        The carrying values of intangible assets are reviewed for impairment by management at least annually, or whenever changes in circumstances or events indicate that such carrying values may not be recoverable, by assessing the recoverability of such assets through estimated undiscounted future net cash flows.

        REVENUE RECOGNITION

        The Company earns revenue by conducting meetings and by selling products and aids. Revenue is recognized when services are rendered and products are sold. Deferred revenue, consisting of prepaid lecture income, is recognized in income over the period earned.

WEIGHCO ENTERPRISES, INCORPORATED AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 30, 2000


        ADVERTISING COSTS

        It is the Company's policy to expense advertising costs as incurred. Advertising costs totaled approximately $3.4 million for the year ended December 30, 2000.

        USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.      ACQUISITIONS

        In December 1999, the Company acquired twenty-five (25%) percent of the outstanding stock of Weight Watchers of British Columbia, Ltd. ("British Columbia") for $25,000. In October 2000, this investment interest was sold at cost to a stockholder of the Company.

        On March 28, 2000, the Company purchased certain assets and franchise rights of Weight Watchers of Greater Washington State, Inc. and Weight Watchers of Alaska, Inc. The transaction was accounted for as a purchase, and accordingly, the consolidated financial statements of Weighco Enterprises, Inc. include the results of operations of Weight Watchers of Greater Washington State, Inc. and Weight Watchers of Alaska, Inc. from the date of acquisition. The franchises were purchased for $9,330,000 and $650,000, respectively, paid through a combination of cash ($6,500,000) and the issuance of a note payable to the seller ($3,480,000). The purchase price was allocated to current assets ($110,000) and intangibles and other assets ($9,870,000) based on the estimated fair values of assets acquired and liabilities assumed, if any, at the date of acquisition.

        Unaudited sales and operating income of the acquired franchises were approximately $2.3 million and $315,000, respectively, for the three months ended March 31, 2000.

        The Company capitalized professional fees totaling approximately $113,000 related to these acquisitions. Other expenses, including travel and meals, totaled approximately $77,000 and were recorded as general and administrative expenses in the statement of operations.

4.      PROPERTY AND EQUIPMENT

        Property and equipment as of December 31, 2000 is summarized as follows:

                                                               USEFUL
                                                                LIVES
Furniture and fixtures                                       5 - 7 years                        $1,268,222
Machinery and equipment                                     5 - 10 years                           880,544
Leasehold improvements                                      Term of lease                          833,664
                                                                                                 ---------
                                                                                                 2,982,430

Less accumulated depreciation                                                                   (1,428,727)
                                                                                                 ---------
                                                                                                $1,553,703
                                                                                                ==========


        Depreciation expense totaled $164,648 for the year ended December 30, 2000.

WEIGHCO ENTERPRISES, INCORPORATED AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 30, 2000

5.       INTANGIBLES

        Intangibles as of December 31, 2000 are summarized as follows:

                                           USEFUL
                                            LIVES

Franchise costs and tradenames          30 - 40 years         $41,003,392
Goodwill                                   40 years               905,129
Noncompete agreements                 Term of agreement         6,100,000
                                                              -----------
                                                               48,008,521

Less accumulated amortization                                (12,361,077)
                                                              -----------
                                                              $35,647,444
                                                              ===========

        Amortization expense totaled $6,682,374 for the year ended December 30, 2000. Of this amount, $3,375,334 related to write-offs of non-compete agreements (see Note 15) and has been classified as part of acquisition related expenses.

6.      COMMITMENTS

        The Company entered into a management agreement with Weight Watchers of North Carolina, Inc. ("WWNC"). The agreement permits the Company to conduct all activities contained in the restated franchise agreement with Weight Watchers International, Inc. ("WWI"). This agreement provides for annual royalty fees of $350,000, payable in quarterly installments, without interest and secured by a bank letter of credit. The management agreement was terminated in conjunction with the acquisition, and WWNC was sold to the Company and included in assets purchased by WWI.

        The Company is obligated, under franchise agreements with WWI, to pay monthly royalty fees of 10% of the gross receipts from meeting and certain product sales of the Company. Total royalty fees were approximately $5,182,864 in the year ended December 30, 2000. These agreements were terminated upon the sale of the Company to WWI.

        The Company is obligated under various deferred compensation, incentive bonus and consulting agreements entered into as part of various franchise acquisitions. As discussed in Note 15, these agreements were terminated and settled through various payments upon the sale of the Company to WWI.

7.       INCOME TAXES

        The Company has elected treatment as a small business corporation (S Corporation) for Federal and state income tax purposes and accordingly, the Company has not recorded an income tax provision for the year ended December 30, 2000 or for any prior periods.

8.      CONCENTRATIONS

        The Company maintains cash and cash equivalents balances at various financial institutions, which are insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000. At certain times during the year, the Company's cash balances may exceed this limit. Cash and cash equivalents held with financial institutions exceeding FDIC limits was approximately $5,329,000 as of December 30, 2000. The Company has not experienced any losses associated with these balances.

WEIGHCO ENTERPRISES, INCORPORATED AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 30, 2000


        In the course of its operations, the Company grants trade credits to its customers. Due to the number and geographic dispersion of its customers, the Company does not have any significant concentrations of business transacted with a particular customer. However, the Company purchases substantially all of its inventory from WWI under the provisions of their various franchise agreements.

9.       LINE OF CREDIT

        The Company has a revolving credit line of $2.1 million with a bank. Borrowings under the line of credit accrue interest at 3/4% below the prime rate (8.75% at December 30, 2000) and is payable on demand. The line of credit is collateralized by inventories, property and equipment, and customer contacts. The line of credit expires March 30, 2001. At December 30, 2000, the Company had no balances outstanding under the line of credit.


10.      NOTES PAYABLE


        Notes payable consist of the following:



Note payable - H.J. Heinz Company, interest payable annually each March at 9%, principal installments of $250,000
    annually each March, note matures March 2003                                                 $2,015,000

Bank note payable $33,333 per month, plus interest at prime minus 1/2% (9% at
    December 30, 2000), maturing January 2003 when all outstanding principal
    and interest are due                                                                          1,688,345

Bank notes payable in escalating monthly principal payments, plus interest at
    prime (9.5% at December 30, 2000), maturing in October 2005                                  14,500,000

Various bank notes payable in monthly installments ranging from $8,333 -
    $50,000, over their respective terms, plus interest at prime minus 1/2% (9%
    at December 30, 2000), maturing at various dates through August 2004                          3,600,000

Note payable to former owners of acquired franchises in annual installments of
    $580,000 through March 2006, plus interest at 8%                                              3,480,000
                                                                                                -----------
                                                                                                 25,283,345
Less:  current portion                                                                            4,080,000
                                                                                                -----------
Long-term portion                                                                               $21,203,345
                                                                                                ===========

        The various notes payable are collateralized by franchise agreements and various assets of the Company and certain guarantees as defined in the respective agreements. Certain of these notes contain restrictions, which include limitations on subsequent indebtedness, prohibitions against guarantees, limits on stockholder distributions, and future consolidation or merger of the Company.

WEIGHCO ENTERPRISES, INCORPORATED AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 30, 2000


        Following are the maturities of notes payable for each for the next five years and in the aggregate as of December 30, 2000:

2001                       $4,080,000
2002                        4,830,000
2003                        6,683,337
2004                        4,530,000
2005                        4,580,008
Thereafter                    580,000
                          -----------
                          $25,283,345
                          ===========

        The outstanding notes payable were paid in full subsequent to year-end in conjunction with the acquisition of the Company.



11.      LEASING ARRANGEMENTS

        The Company leases space for its executive offices and meeting facilities under operating leases expiring in various years through 2005. Certain of the leases contain provisions for renewal at the option of the Company upon expiration. Following are the approximate annual future minimum lease payments under noncancelable operating leases having a remaining term in excess of one year as of December 30, 2000:



2001                 $2,476,760
2002                  1,603,661
2003                    967,129
2004                    470,986
2005                    163,029
                     ----------
                     $5,681,565
                     ==========

        Rent expense was approximately $4,657,000 in the year ended December 30, 2000.

12.     STOCK INCENTIVE PLAN

        The Company has 1995 and 1998 share appreciation plans whereby share appreciation rights ("SARs") may be granted to officers and others. Under the terms of the plans, SARs are valued as specified in the Stockholders' Agreement. The SARs may be exercised in exchange for cash or a combination of cash and the Company's stock, not to exceed 50% in Company stock (at a value also specified in the Stockholders' Agreement). Upon grant, the SARs vest at a rate of 20% per year. The 1995 SARs were fully vested as of December 31, 1999. The 1995 and 1998 SARs may be paid on or before March 31, 2003. In March 2000, settlement for 482 of the 1995 SARs was made in the form of both cash and Company stock. Compensation expense under the terms of the plans included in operating expenses totaled $636,724 in the year ended December 30, 2000. In conjunction with the acquisition of the Company and related termination of these plans, an additional lump-sum payment was made and included in acquisition related expenses, as described in Note 15.

WEIGHCO ENTERPRISES, INCORPORATED AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 30, 2000

13.      MANAGEMENT AND INCENTIVE COMPENSATION


        Management and incentive compensation consists primarily of amounts paid to or for a certain stockholder of the Company, certain current and former franchise owners and a certain officer of the Company. For the year ended December 30, 2000, management and incentive compensation included in operating expenses consists of the following:

Office expense paid to a stockholder                                          $  139,737
Management fees paid to a stockholder and a former franchise owner               240,000
Rental fees paid to an owner of a Company managed franchise                      350,004
Key man life insurance premiums                                                   79,284
Stock Appreciation Rights compensation expense                                   636,724
Incentive compensation paid to a stockholder, a former franchise owner
   and an officer of the Company                                               2,341,000
                                                                              ----------
                                                                              $3,786,749
                                                                              ==========


14.     RELATED PARTY TRANSACTIONS


        The Company has a management agreement with Grant Peacock & Company, Inc. for financial, management, and administrative services. Grant Peacock & Company, Inc. is owned by a stockholder of the Company. This agreement has no expiration date and can be terminated by either party at the end of any fiscal year. Fees incurred under this agreement totaled $120,000 for the year ended December 30, 2000. The Company also reimburses Grant Peacock & Company for certain expenses in performing its management and administrative duties. Expenses reimbursed for the year ended December 30, 2000 totaled $139,737. The management agreement was terminated subsequent to year-end upon the acquisition of the Company by WWI.

        Grant Peacock & Company, Inc. is also entitled to an incentive management fee based on net income of the Company after certain adjustments. Incentive management fees included in operating results totaled $1,472,000 in the year ended December 30, 2000. No future payments will be made under this agreement.

        Purchases from WWI of inventory and member materials totaled $4.7 million in the year ended December 30, 2000.

15.     ACQUISITION OF THE COMPANY


        On December 11, 2000, the Company entered into an Asset Purchase Agreement with Weight Watchers International, Incorporated ("WWI"), under which WWI was to acquire substantially all of the assets of the Company. In connection with this agreement, the Company agreed to settle and/or cancel various employment, compensation and non-compete agreements, the cost of which totaled approximately $8,929,493 and is included in acquisition related expenses in the statement of operations for the year ended December 30, 2000 as follows:


Professional fees                                                   $  167,638
Incentive compensation paid to an officer of the Company and
          a former franchise owner                                   5,386,521
Additional amortization expense related to termination of
          non-compete agreements                                     3,375,334
                                                                    ----------
                                                                    $8,929,493
                                                                    ==========

        The aforementioned acquisition was completed on January 16, 2001.